SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported:) December 31, 2002

                             SIGA Technologies, Inc.

           Delaware                      0-23047                  13-3864870
(State or other jurisdiction     Commission File Number      IRS Employer ID No.
of incorporation)

                 420 Lexington Avenue, New York, New York 10170
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 672-9100

                                 NOT APPLICABLE
          (former name or former address, if changed from last report)

                             SIGA TEDHNOLOGIES, INC.

                                    Form 8-K

                                TABLE OF CONTENTS

                                                                            Page
Item 5. Other Events .......................................................  3

Item 7. Pro Forma Statement ................................................  4

         Signatures ........................................................  5

Item 5. Other Events

On December 31, 2002, SIGA Technologies, Inc. (the "Company") received gross proceeds of $990,000 from a private placement of 900,000 shares of its common stock, and net proceeds of $891,000. On the completion of certain ministerial actions, the Company anticipates it will receive additional gross proceeds of $690,000 from this offering for an additional 627,300 shares of its common stock. The net proceeds to the Company will be $621,000.

Further, the Company anticipates receiving gross proceeds of up to an additional $170,000 upon completion of the placement of the remaining 172,700 shares offered in the private placement, proceeds to the Company will be $153,000, however no assurance can be given that the closing with respect to these securities will occur.

Statements contained herein and in future fillings by the Company with the Securities and Exchange Commission, in the Company's press releases, and in oral statements made by, or with the approval of, authorized personnel that relate to the Company's future performance, including, without limitation, statements with respect to the Company's anticipated results of operations or level of business for 2002 or for any other future period, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding the efficacy and intended utilization of SIGA's technologies under development, are not guarantees of future performance. Actual results may differ materially from the expectations contained in the forward-looking statements. Factors which may cause such differences include the risk that potential products that appeared promising in early research or clinical trials to SIGA or its collaborators do not demonstrate efficacy or safety in subsequent pre-clinical or clinical trials, and the risk that SIGA or its collaborators will not obtain appropriate or necessary governmental approvals to market products tested in such trials.

More detailed information about SIGA and the factors discussed above is set forth in SIGA's fillings with the Securities and Exchange Commission, including SIGA's Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and in other documents that SIGA has filed with the U.S. Securities and Exchange Commission. Investors and security holders are urged to read those documents free of charge at the Commission's web site at www.sec.gov. Those documents may also be obtained free of charge from SIGA. SIGA does not undertake to publicly update or revise it's forward-looking statements as a result of new information, future events or otherwise.

Item 7. Pro Forma Financial Statements and Exhibits

      (A)   Unaudited Pro Forma Balance Sheet (as of November 30, 2002)

      (B)   99.1 Press Release

The following unaudited pro forma balance sheet is provided for illustrative purposes only. It illustrates the sale by the Company of 900,000 shares of its common stock for net proceeds of $891,000 and the net loss for the two months ended November 30, 2002, as described in Item 5 of this Form 8-K, as if such transactions occurred prior to November 30, 2002. It does not purport to represent what the actual results of operations or financial position currently are as a result of the transaction or otherwise, and is not necessarily indicative of the Company's future operating results.

                                                                    Adjusted as
                                    30-Nov-02     Adjustments            of
                                    Unaudited                        30-Nov-02
ASSETS
  Current Assets
   Cash & Cash Equiv              $  1,542,182      $891,000       $  2,433,182
   Accts. Receivable                    33,650            --             33,650
   Prepaid Expense                      88,283            --             88,283
                                  ------------      --------       ------------
Total Current Assets                 1,664,115       891,000          2,555,115
                                  ------------      --------       ------------
Fixed Assets
  Prop. Plant & Equipment-net          451,146            --            451,146
                                  ------------      --------       ------------
Other Assets                           159,904            --            159,904
                                  ------------      --------       ------------

TOTAL ASSETS                      $  2,275,165      $891,000       $  3,166,165
                                  ------------      --------       ------------

LIABILITIES & EQUITY
  Current Liabilities
   Accounts Payable               $    335,790      $     --       $    335,790
   Accrued Expenses                     85,769            --             85,769
   Preferred Dividends Payable           5,714            --              5,714
   Deferred Revenue                         --            --                 --
   Capital Lease Obligations            25,165            --             25,164
                                  ------------      --------       ------------
Total Current Liabilities              452,438            --            452,437
                                  ------------      --------       ------------
Equity
  Preferred Stock                      443,674            --            443,674
  Common Stock                           1,018            90              1,108
  Additional Paid-in-Capital        30,324,168       890,910         31,215,078
  Deferred Compensation                 (5,477)           --             (5,477)
  Retained Earnings                (28,940,654)           --        (28,940,654)
                                  ------------      --------       ------------
Total Equity                         1,822,729       891,000          2,713,729
                                  ------------      --------       ------------

TOTAL LIABILITIES & EQUITY        $  2,275,167      $891,000       $  3,166,166
                                  ------------      --------       ------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has fully caused the report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               SIGA Technologies, Inc.
                                               (Registrant)


Date: January 14, 2003                 By: /s/ Thomas N. Konatich
                                               ---------------------------------
                                               Thomas N. Konatich
                                               Chief Financial Officer
                                               (Principal Accounting Officer and
                                               Financial Officer and Vice
                                               President, Finance)